Advisory Research All Cap Value Fund

Advisory Research Strategic Income Fund

Each a series of Investment Managers Series Trust

Supplement dated November 8, 2019 to the currently effective

Summary Prospectuses, Prospectus and Statement of Additional Information.

*** Important Notice Regarding Proposed Fund ReorganizationS ***

The Board of Trustees of Investment Managers Series Trust (the “Trust”) has approved an Agreement and Plan of Reorganization (the “Plan”) providing for the reorganization of the Advisory Research All Cap Value Fund and the Advisory Research Strategic Income Fund (each an “Acquired Fund”), each a series of the Trust, into the North Square Advisory Research All Cap Value Fund and the North Square Strategic Income Fund (each an “Acquiring Fund”), respectively, each a newly created series of North Square Investments Trust. The reorganization of each Acquired Fund is subject to approval by its shareholders.

Each Acquiring Fund will have an identical investment objective as its corresponding Acquired Fund and the fundamental and non-fundamental investment restrictions will be materially the same. The investment strategies of the North Square Advisory Research All Cap Value Fund will be the same as the Advisory Research All Cap Value Fund and the investment strategies of the North Square Strategic Income Fund will be substantially similar to those of the Advisory Research Strategic Income Fund.

Following the reorganization, the Acquired Funds’ current investment advisor, Advisory Research, Inc. (“ARI”), will be replaced by North Square Investments, LLC (“NSI”) as investment advisor to the Acquiring Funds. ARI will serve as the sub-advisor to the North Square Advisory Research All Cap Value Fund. ARI will cease its advisory role with the Advisory Research Strategic Income Fund, and the North Square Strategic Income Fund will be sub-advised by Red Cedar Investment Management, LLC.

The Plan provides for each Acquired Fund to transfer all of its assets to the corresponding Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Acquired Fund’s liabilities. Shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Acquired Fund held by the shareholders prior to the reorganization. The reorganizations are not expected to result in the recognition of gain or loss by either Acquired Fund or its shareholders for federal tax purposes. NSI and ARI will bear the costs related to the reorganizations.

The Trust will call a shareholder meeting at which shareholders of each Acquired Fund will be asked to consider and vote on the Plan with respect to their Acquired Fund. If the reorganization of an Acquired Fund is approved by shareholders, the reorganization of that Acquired Fund is expected to take effect in the first quarter of 2020. In addition, shareholders will also be asked to consider and vote on a new investment advisory agreement between ARI and the Trust, on behalf of the Acquired Funds.

Shareholders of each Acquired Fund will receive a combined prospectus/proxy statement with additional information about the shareholder meeting, the proposed reorganizations and the new investment advisory agreement. Please read the proxy materials carefully, as they will contain a more detailed description of the proposed reorganizations and the new investment advisory agreement.

Please file this Supplement with your records.